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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 30, 2001


                                J2 Communications
                                -----------------
             (Exact name of registrant as specified in its charter)


  California                   0-15284                       95-4053296
  ----------                   -------                       ----------
  (State of            (Commission File Number)             (IRS Employer
Incorporation)                                           Identification No.)


       10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 474-5252
                                 --------------
              (Registrant's telephone number, including area code)

          (former name or former address, if changed since last report)



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Item 5.    Other Events

     On June 30, 2001 J2 Communications (the "Registrant") entered into an amendment to that certain letter agreement, dated as of March 5, 2001, by and between the Registrant, James P. Jimirro, Daniel S. Laikin and Paul Skjodt (the Letter Agreement") extending the closing date for the transactions contemplated by the Letter Agreement until July 31, 2001. In consideration for the extension, Messrs. Laikin and Skjodt paid to the Company the non-refundable sum of $100,000. No assurance can be given that the transactions contemplated by the Letter Agreement will be consummated by July 31, 2001. As of June 30, 2001, Messrs. Laikin and Skjodt had not advised the Company as to whether the financing contingency or any other conditions to closing, had been satisfied.

     The Company issued a press release on July 3, 2001 announcing the aforesaid extension, a copy of the release is attached as an exhibit to this filing.


Item 7.    Exhibits.
           --------

  10       Amendment to Letter Agreement dated June 30, 2001.

  99       Text of Press Release dated July 3, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 6, 2001                    J2 Communications


                                      By:  /s/James P. Jimirro
                                           ------------------------------
                                           James P. Jimirro, Chairman and
                                           Chief Executive Officer